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                                                                      EXHIBIT 10



                   SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP
                                919 THIRD AVENUE
                           NEW YORK, N.Y.  10022-9998


                                                January 29, 1997




VIA TELECOPIER AND FIRST CLASS MAIL
Merrill Lynch Index Funds, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011

Dear Sirs:

                 Merrill Lynch Index Funds, Inc. (the "Corporation"), on behalf of each of its series: Merrill Lynch S&P 500 Index Fund, Merrill Lynch Small Cap Index Fund, Merrill Lynch Aggregate Bond Index Fund, and Merrill Lynch International Index Fund, proposes to issue and sell an indefinite number of shares of common stock (the "Shares"), par value $0.0001 per share, in the manner and on the terms set forth in its Registration Statement on Form N-1A filed with the Securities and Exchange Commission (File No. 811-7899; 333-15265) (the "Registration Statement").

                 We have, as counsel, participated in various proceedings relating to the Corporation and to the Shares. We have examined copies, either certified or otherwise proved to our satisfaction to be genuine, of its Articles of Incorporation, as amended to date, and By-Laws, as currently in effect, and other documents relating to its organization and operation. In addition, we have received a certificate dated January 28, 1997 of the Maryland State Department of Assessments and Taxation that the Corporation is in good standing under the laws of the State of Maryland. We have also reviewed the Registration Statement and all amendments filed as of the date of this opinion and the documents filed as exhibits thereto. We are generally familiar with the business affairs of the Corporation.

                 Based upon the foregoing, it is our opinion that:

                 1. The Corporation has been duly incorporated and is validly existing under the laws of the State of Maryland.

                 2. The Corporation is authorized to issue up to one billion (1,000,000,000) Shares. Under Maryland law,
                          (a) the number of Shares may be increased or decreased by action of the Board of Directors, and
                          (b) Shares which are

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Merrill Lynch Index Funds, Inc.
January 29, 1997
Page 2

                          issued and subsequently redeemed by the
                          Corporation are, by virtue of such redemption, restored to the status of authorized and unissued Shares.

                 3.       Subject to the effectiveness of the
                          Registration Statement and in compliance with applicable state securities laws, upon the issuance of the Shares for a consideration not less than the par value thereof as required by Maryland law, and for the net asset value thereof as required by the Investment Company Act of 1940, as amended, and in accordance with the terms of the Registration Statement, such Shares will be legally issued and outstanding and fully paid and non-assessable.

                 We hereby consent to the filing of this opinion with the Securities and Exchange Commission as a part of the Registration Statement and with any state securities commission where such filing is required. We also consent to the reference to our firm as counsel in the prospectus and statement of additional information filed as a part thereof. In giving this consent we do not admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

                 We are members of the Bar of the State of New York and do not hold ourselves out as being conversant with the laws of any jurisdiction other than those of the United States of America and the State of New York. We note that we are not licensed to practice law in the State of Maryland, and to the extent that any opinion expressed herein involves the law of Maryland, such opinion should be understood to be based solely upon our review of the published statutes of that State and, where applicable, published cases, rules or regulations of regulatory bodies of that State.

                              Very truly yours,

                /s/ Shereff, Friedman, Hoffman & Goodman, LLP



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